SCHEDULE 14A INFORMATION

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

COMARCO, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Attached as Exhibit A is a copy of the Registrant’s Current Report on Form 8-K filed on June 6, 2007.

EXHIBIT A

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 6, 2007

Comarco, Inc.

(Exact name of registrant as specified in its charter)

California	000-05449	95-2088894
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25541 Commercentre Drive, Lake Forest, California	92630-8870
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 599-7400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.01

On June 4, 2007 the Company’s Board of Directors formed an Executive Committee to lead the search for two additional independent directors and to review the Company’s strategic business focus and measures to improve its financial performance.

The Executive Committee will be chaired by independent director Erik H. van der Kaay and include independent director Jeffrey R. Hultman and Thomas A. Franza, director and Chief Executive Officer of Comarco.

The Board, led by the Executive Committee, intends to aggressively recruit two additional independent directors whose skills and experience support the Company’s objectives to capitalize on the growth and strategic opportunities of the Company’s ChargeSource and wireless test businesses. The search for two additional independent directors is expected to be completed during the current fiscal ending January 31, 2008.

Note: The information contained in this Current Report on Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMARCO, INC.
(Registrant)

Date June 6, 2007	/s/ Daniel R. Lutz
(Signature)
Daniel R. Lutz
Vice President and Chief Financial Officer